UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2024 (May 9, 2024)

HIGHLANDS REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55580	81-0862795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Dearborn Street, 20th Floor Chicago, IL 60603
(Address of Principal Executive Offices)

312-583-7990
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Securities registered pursuant to Section 12(g) of the Act: Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

By notice dated March 19, 2024, Highlands REIT, Inc. (the “Company”) called an annual meeting of stockholders to be held on May 9, 2024. Stockholders of record as of March 8, 2024 were entitled to notice of, and to vote at, the meeting.

Under Maryland law and the Company’s bylaws, in order for a quorum to be present and the Company to conduct the business of the meeting, the presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting on any matter is required. As of the record date, there were 721,670,944 shares of common stock of the Company outstanding and entitled to vote. The Company determined that only 237,568,882 shares were represented in person or by proxy at the meeting; accordingly, a quorum was not present at the meeting.

Because a quorum was not present at the meeting, no business was conducted and the 2024 annual meeting of stockholders was adjourned. We do not expect to reconvene the 2024 annual meeting of stockholders. As a result, the current directors of the Company, Jeffrey L. Shekell, R. David Turner and Richard Vance, will continue as members of the board of directors of the Company until their respective successors are duly elected and qualify.

As a quorum was not present, no votes were cast at the meeting.

The Company did receive proxies or ballots directing that their shares be voted as follows with respect to the Company’s directors (although no votes were cast):

Nominee	For	Percentage of Proxies or Ballots Received	Withhold	Percentage of Proxies or Ballots Received	Broker Non-Votes
Jeffrey L. Shekell	88,011,633	85.82%	14,545,129	14.18%	135,012,120
R. David Turner	87,993,260	85.80%	14,563,503	14.20%	135,012,119
Richard Vance	88,316,519	86.11%	14,240,244	13.89%	135,012,119

The Company also received proxies or ballots directing that their shares be voted as follows with respect to the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as described in its proxy materials (although no votes were cast):

For	Against	Abstain	Broker Non-Votes
78,127,352	19,538,218	4,891,190	135,012,122

The Company also received proxies or ballots directing that their shares be voted as follows with respect to the approval, on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers as described in its proxy materials (although no votes were cast):

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
60,585,037	11,243,156	21,997,614	8,730,952	135,012,123

The Company also received proxies or ballots directing that their shares be voted as follows with respect to the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (although no votes were cast):

For	Against	Abstain
220,826,759	10,988,253	5,753,870

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlands REIT, Inc.

Date: May 13, 2024	By:	/s/ Robert J. Lange
		Name:	Robert J. Lange
		Title:	Executive Vice President, Chief Operating Officer, General Counsel and Secretary

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